                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): JANUARY 31, 1997




                     BROOKE GROUP LTD.                                                BGLS INC.
  (Exact name of registrant as specified in its charter)       (Exact name of registrant as specified in its charter)

                          1-5759                                                      33-93576
                 (Commission File Number)                                     (Commission File Number)

                        51-0255124                                                   13-3593483
           (I.R.S. Employer Identification No.)                         (I.R.S. Employer Identification No.)

                         DELAWARE                                                     DELAWARE
       (State or other jurisdiction of incorporation                (State or other jurisdiction of incorporation
                     or organization)                                             or organization)

                  100 S.E. SECOND STREET                                       100 S.E. SECOND STREET
                   MIAMI, FLORIDA 33131                                         MIAMI, FLORIDA 33131
(Address of principal executive offices including Zip Code)  (Address of principal executive offices including Zip Code)

                       305/579-8000                                                 305/579-8000
   (Registrant's telephone number, including area code)         (Registrant's telephone number, including area code)

                     (NOT APPLICABLE)                                             (NOT APPLICABLE)
              (Former name or former address,                              (Former name or former address,
               if changed since last report)                                if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On January 31, 1997, Brooke (Overseas) Ltd. ("BOL"), a wholly-owned subsidiary of BGLS Inc. ("BGLS"), which is wholly-owned by Brooke Group Ltd. ("Brooke"), entered into a stock purchase agreement (the "Purchase Agreement") with New Valley Corporation (the "Purchaser"), pursuant to which BOL sold 10,483 shares of the common stock of BrookeMil Ltd. ("BML") to the Purchaser, comprising 99.1% of the outstanding shares of BML (the "Shares").

     The Purchaser paid to BOL for the Shares a purchase price of $55 million, consisting of $21.5 million in cash and a $33.5 million 9% promissory note of the Purchaser (the "Note"). The Note is secured by the Shares and is payable $21.5 million on June 30, 1997 and $12 million on December 31, 1997. The transaction was approved by the independent members of the Board of Directors of Brooke. Brooke retained independent legal counsel in connection with the evaluation and negotiation of the transaction.

     Brooke indirectly controls the Purchaser through its indirect ownership of an approximate 42% voting interest therein. Bennett S. LeBow, Chairman of the Board, President and Chief Executive Officer of Brooke and BGLS and the controlling stockholder of Brooke, serves as Chairman of the Board and Chief Executive Officer of the Purchaser. Howard M. Lorber, a consultant to Brooke and BGLS and a stockholder of Brooke, serves as President and Chief Operating Officer and is a director of the Purchaser. Richard J. Lampen, Executive Vice President of Brooke and BGLS, serves as Executive Vice President and is a director of the Purchaser. Richard S. Ressler, a greater than 5% stockholder of Brooke and a former consultant to Brooke and its subsidiaries, serves as a director of the purchaser.

     The foregoing summary of the acquisition is qualified in its entirety by reference to the text of the Purchase Agreement, which is incorporated by reference as Exhibit 2.1 to this report and is incorporated herein by reference, and Brooke's Press Release dated January 31, 1997, which is attached hereto as
Exhibit 99.1, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (b) Pro Forma Financial Information.

        In January 1997, Brooke Group Ltd. ("BGL") and BGLS Inc. ("BGLS") consummated the sale of certain of their real estate assets constituting their indirect subsidiary, BrookeMil Ltd. ("BrookeMil") in Russia. The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1995 and for the nine months ended September 30, 1996 present the results of operations of BGL assuming the sale of BrookeMil had been consummated as of the beginning of the periods presented. Results of operations of BGLS do not differ materially from those results presented.

        The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1996 reflects the assets, liabilities and capitalization of BGL after giving effect to the elimination of the disposed assets and liabilities of BrookeMil, the receipt of the sale proceeds and the cancellation of intercompany debt. A portion of the gain on sale has been deferred to the extent of the retained interest in the property sold through ownership interest in the Purchaser and the Purchaser's put right on a portion of the property. The Balance Sheet for BGLS does not differ materially from the balance sheet presented.

        The pro forma information does not purport to be indicative of the results of operations or the financial position which would have actually been obtained if the disposition transactions had been consummated as of the beginning of the periods presented or at September 30, 1996. In addition, the pro forma financial information does not purport to be indicative of results of operations or financial position which may be obtained in the future.

     The pro forma financial information should be read in conjunction with BGL's and BGLS' historical Consolidated Financial Statements and Notes thereto contained in the 1995 Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996.

                        BROOKE GROUP LTD. AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)


                                                                                      As of September 30, 1996
                                                                                -------------------------------------
                                                                                              Pro Forma
                                                                                Historical   Adjustments   Pro Forma
                                                                                -------------------------------------
ASSETS:

Current assets:
   Cash and cash equivalents................................................     $   2,103   $  21,500 (A)  $  23,591
                                                                                                   (12)(C)
   Accounts receivable - trade..............................................        18,526                     18,526
   Other receivables........................................................         1,788                      1,788
   Receivables from affiliates..............................................            22      33,500 (B)     33,522
   Inventories..............................................................        54,370                     54,370
   Other current assets.....................................................         4,624        (125)(C)      4,499
                                                                                 ---------   ---------      ---------
      Total current assets..................................................        81,433      54,863        136,296

Property, plant and equipment, net..........................................        68,269     (40,140)(C)     28,129
Intangible assets, net......................................................         4,181                      4,181
Investment in affiliate.....................................................             0                          0
Other assets................................................................         9,779      (3,178)(C)      6,601
                                                                                 ---------   ---------      ---------
      Total assets..........................................................     $ 163,662   $  11,545      $ 175,207
                                                                                 =========   =========      =========
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT):

Current liabilities:
 Notes payable and current portion of long-term debt........................     $  52,373    $(12,360)(C)  $  40,013
 Accounts payable...........................................................        27,969      (1,651)(C)     26,318
 Accrued promotional expenses...............................................        28,684                     28,684
 Accrued taxes payable......................................................        19,900         870         20,770
 Accrued interest...........................................................        10,101                     10,101
 Other accrued liabilities..................................................        27,196      (4,276)(C)     22,920
                                                                                 ---------   ---------      ---------
  Total current liabilities.................................................       166,223     (17,417)       148,806

Notes payable, long-term debt and other obligations, less current portion...       387,880     (10,349)(C)    377,531
Noncurrent employee benefits................................................        30,283                     30,283
Other liabilities...........................................................        13,367      (3,300)(C)     32,398
                                                                                                22,331 (D)
Commitments and contingencies...............................................

Stockholders' equity (deficit):
 Common stock, par value $0.10 per share, authorized 40,000,000
  shares, issued 24,998,043 shares, outstanding 18,497,096 shares...........         1,850                      1,850
 Additional paid-in capital.................................................        90,806                     90,806

Deficit.....................................................................      (470,359)     20,280 (E)   (450,079)
 Other......................................................................       (24,049)                   (24,049)
 Less:  6,500,947 shares of common stock in treasury, at cost...............       (32,339)                   (32,339)
                                                                                 ---------   ---------      ---------
   Total stockholders' equity (deficit).....................................      (434,091)     20,280       (413,811)
                                                                                 ---------   ---------      ---------
   Total liabilities and stockholders' equity (deficit).....................     $ 163,662    $ 11,545      $ 175,207
                                                                                 =========   =========      =========

--------------------------------------

(A) To record cash received at sale of BrookeMil
(B) To record promissory note received
(C) To record sale of BML
(D) To record deferred gain on sale
(E) Represents gain realized on the sale of BrookeMil, net of tax effect

                        BROOKE GROUP LTD. AND SUBSIDIARY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)


                                                                   Nine Months Ended September 30, 1996
                                                                 ----------------------------------------
                                                                                Pro Forma
                                                                  Historical   Adjustments    Pro Forma
                                                                 ---------------------------------------
Revenues..................................................       $   330,364   $ (2,006)(A)  $   328,358
Cost of goods sold........................................           168,931                     168,931
                                                                 -----------   --------      -----------
    Gross profit..........................................           161,433     (2,006)         159,427

Operating, selling, general and administrative expenses...           158,482     (1,527)(A)      156,955
                                                                 -----------   --------      -----------
    Operating income......................................             2,951       (479)           2,472
Other income (expenses):
 Interest income..........................................               203                         203
 Interest expense.........................................           (45,488)      (634)(A)      (46,122)
 Equity in (loss) of affiliate............................            (7,152)                     (7,152)
 Sale of assets...........................................             6,745                       6,745
 Other, net...............................................             1,846                       1,846
                                                                 -----------   --------      -----------

(Loss) from continuing operations.........................           (40,895)    (1,113)         (42,008)
Provision for income taxes................................             1,291                       1,291
                                                                 -----------   --------      -----------
(Loss) from continuing operations.........................           (42,186)    (1,113)         (43,299)
                                                                 -----------   --------      -----------

Proportionate share of New Valley capital transactions....             1,782                       1,782
                                                                 -----------   --------      -----------
   Net (loss) income applicable to common shares..........       $   (40,404)  $ (1,113)     $    41,517
                                                                 ===========   ========      ===========
Per common share(B):                                             $     (2.18)  $  (0.06)     $     (2.24)
                                                                 ===========   ========      ===========

--------------------------------
(A)  To eliminate the operations of BrookeMil
(B) Weighted average number of shares used in computing loss per common share was 18,497,096.

                        BROOKE GROUP LTD. AND SUBSIDIARY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)


                                                                    Year Ended December 31, 1995
                                                                 -----------------------------------
                                                                              Pro Forma
                                                                 Historical  Adjustments  Pro Forma
                                                                 ----------------------------------
Revenues..................................................       $ 461,459                $ 461,459
Cost of goods sold........................................         216,187                  216,187
                                                                 ---------   -------      ---------
    Gross profit..........................................         245,272                  245,272

Operating, selling, administrative and general expenses...         237,212    (4,139)(A)    233,073
                                                                 ---------   -------      ---------
    Operating income (loss)...............................           8,060     4,139         12,199

Other income (expenses):
 Interest income..........................................             989                      989
 Interest expense.........................................         (57,505)                 (57,505)
 Equity in earnings of affiliate..........................             678                      678
 Other, net...............................................           2,776    (2,675)(A)        101
                                                                 ---------   -------      ---------
(Loss) gain from continuing operations....................         (45,002)    1,464        (43,538)
Provision (benefit) for income taxes......................             342                      342
                                                                 ---------   -------      ---------
(Loss) gain from continuing operations....................         (45,344)    1,464        (43,880)
                                                                 ---------   -------      ---------

Proportionate share of New Valley capital transaction.....          16,802                   16,802
                                                                 ---------   -------      ---------
    Net (loss) income applicable to common shares.........       $ (28,542)    1,464        (27,078)
                                                                 =========   =======      =========
Per common share(B):                                             $   (1.56)  $  0.08      $   (1.48)
                                                                 =========   =======      =========

---------------------------

(A) To eliminate operations of BrookeMil
(B) Weighted average number of shares used in computing loss per common share was 18,301,186.

       (c)   Exhibits.

             The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                 EXHIBIT INDEX
 2.1   Stock Purchase Agreement dated as of January 31, 1997 among BrookeMil
       Ltd. ("BML"), Brooke (Overseas) Ltd. ("BOL"), BGLS Inc. and New Valley
       Corporation ("New Valley") (incorporated by reference to Exhibit 2.1 in
       New Valley's Current Report on Form 8-K dated January 31, 1997 (the "New
       Valley Form 8-K")).

10.1   Promissory Note of New Valley dated January 31, 1997 in favor of BOL
       (incorporated by reference to Exhibit 10.1 in the New Valley Form 8-K).

10.2 Pledge Agreement dated as of January 31, 1997 entered into by and between BOL and New Valley (incorporated by reference to Exhibit 10.2 in the New
       Valley Form 8-K).

10.3 Use Agreement dated as of January 31, 1997, entered into by and between BML and Liggett-Ducat Joint Stock Company (incorporated by reference to
       Exhibit 10.3 in the New Valley Form 8-K).

99.1   Press Release of Brooke Group Ltd. dated January 31, 1997.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BROOKE GROUP LTD.


                                             By: /s/ Joselynn D. Van Siclen
                                                 ------------------------------
                                                 Joselynn D. Van Siclen
                                                 Vice President and Chief
                                                 Financial Officer


Date:  January 31, 1997

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BGLS INC.


                                             By: /s/ Joselynn D. Van Siclen
                                                 -------------------------------
                                                 Joselynn D. Van Siclen
                                                 Vice President and Chief
                                                 Financial Officer


Date:  January 31, 1997

                               INDEX TO EXHIBITS


Exhibit No.                        Exhibit
------------------------------------------------------------------------------
 2.1         Stock Purchase Agreement dated as of January 31, 1997
             among BrookeMil Ltd. ("BML"), Brooke (Overseas)
             Ltd. ("BOL"), BGLS Inc. and New Valley Corporation
             ("New Valley") (incorporated by reference to Exhibit 2.1
             in New Valley's Current Report on Form 8-K dated
             January 31, 1997 (the "New Valley Form 8-K")).

10.1         Promissory Note of New Valley dated January 31, 1997
             in favor of BOL (incorporated by reference to Exhibit 10.1 in the New Valley Form 8-K).

10.2 Pledge Agreement dated as of January 31, 1997 entered into by and between BOL and New Valley (incorporated by reference to Exhibit 10.2 in the New Valley Form 8-K).

10.3 Use Agreement dated as of January 31, 1997, entered into by and between BML and Liggett-Ducat Joint Stock Company
             (incorporated by reference to Exhibit 10.3 in the New Valley Form
             8-K).

99.1         Press Release of Brooke Group Ltd. dated January 31, 1997.